Exhibit 99.01
ArcSight Reports 39% Year-Over Year Growth for
Fiscal First Quarter Ended July 31, 2008
Company Posts Total Revenues of $27.7M for Fiscal First Quarter and
Updates Pro Forma Net Income Guidance
For the Fiscal First Quarter:
•	Total Revenue: $27.7M, a 39% increase year-over-year
•	Cash Flows from Operations: $3.8M, compared to ($6.9M) in first quarter of FY 2008
•	GAAP Net Loss: $1.3M or $0.04 per diluted share
•	Non-GAAP Net Income: $0.3M or $0.01 per diluted share
CUPERTINO, CA — September 9, 2008 — ArcSight, Inc. (NASDAQ: ARST), a leading global provider of compliance and security management solutions that protect enterprises and government agencies, today announced financial results for the first quarter ended July 31, 2008.
For the first quarter of fiscal 2009, ArcSight reported total revenues of $27.7 million compared to total revenues of $19.9 million reported in the first quarter of fiscal 2008. Net loss on a GAAP basis for the first quarter of fiscal 2009 was $1.3 million, or $0.04 per diluted share, including $211,000 in amortization of intangible assets and $1.4 million in stock-based compensation expense. This compares to a GAAP net loss of $2.9 million, or $0.28 per share, reported in the first quarter of fiscal 2008, including $143,000 in amortization of intangible assets and $715,000 in stock-based compensation expense.
Non-GAAP net income for the first quarter of fiscal 2009 was $0.3 million, or $0.01 per diluted share, excluding the above-mentioned amortization and stock-based compensation charges. This compares to a non-GAAP net loss of $2.1 million, or $0.20 per diluted share, reported in the first quarter of fiscal 2008, excluding the above-mentioned charges.
During the first quarter of fiscal 2009, the company generated $3.8 million in cash from operations and closed the first quarter with cash and cash equivalents of $74.2 million.
“We are continuing to see demand for our solutions across multiple verticals, geographies, and companies of all sizes,” commented Robert Shaw, chairman and CEO of ArcSight. “Despite the difficult macro economic environment, there continues to be a heightened need for IT controls and safeguards to manage compliance risks, avoid fraud, and protect businesses from cyber-attacks. Our innovative platform, growing strategic alliances, and broadening distribution channel are fueling our growth as we extend our market share in the rapidly growing SIEM market.”
“Our results for the quarter reflect our success at balancing the investment in critical talent and product development while driving revenue growth and maintaining a focus on profitability. By controlling our operating costs we exceeded our earnings estimates, remained cash flow positive and now are able to narrow the range of non-GAAP net income estimates for fiscal 2009,” stated Stewart Grierson, CFO of ArcSight.
Business Outlook
The following forward-looking statements reflect expectations as of September 9, 2008. Results may be materially different and are affected by the factors detailed in this release and in the ArcSight SEC filings.
Second Quarter Expectations — Ending October 31, 2008
Based on current business trends and the visibility the company has from first quarter performance, ArcSight expects revenue for the second quarter of fiscal 2009 to be in the range of $29 million to $31 million, representing growth in the range of 18-26% over the same quarter of fiscal 2008.
ArcSight expects non-GAAP net income for the second quarter of fiscal 2009 to be in the range of $0.7 million to $1.7 million, or $0.02 to $0.05 cents per diluted share, which excludes stock-based compensation expense and amortization of intangibles.
Full Year Expectations — Fiscal Year Ending April 30, 2009
For fiscal 2009, ArcSight reiterates the revenue guidance provided on June 19, 2008 in the range of $124 million to $128 million and revises non-GAAP net income in the range of $8 million to $9 million, or $0.22 to $0.26 cents per diluted share, excluding the above-mentioned charges.
Conference Call and Webcast Information
ArcSight will host a conference call and live webcast to discuss these financial results for investors and analysts at 2:00 p.m. Pacific Time on September 9, 2008. To access the conference call, dial 877-397-0250 for the U.S. and Canada or 719-325-4916 for international callers. The webcast will be available live on the Investor Relations section of the company’s website at www.arcsight.com. An audio replay of the call will also be available to investors by phone beginning at approximately 4:00 p.m. Pacific Time on September 9, 2008 until 11:59 p.m. Pacific Time on September 16, 2008, by dialing 888-203-1112 for the U.S. and Canada or 719-457-0820 for international callers, and entering passcode 7524287. In addition, an archived webcast will be available on the Investor Relations section of the company’s website at www.arcsight.com.
Use of Non-GAAP Financial Measures
ArcSight reports all financial information required in accordance with generally accepted accounting principles (GAAP). To supplement the ArcSight unaudited condensed consolidated financial statements presented in accordance with GAAP, ArcSight uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the results of ArcSight operations as determined in accordance with GAAP. The non-GAAP financial measures used by ArcSight include historical non-GAAP net income (loss) and non-GAAP basic and diluted earnings (loss) per share. These non-GAAP financial measures exclude amortization of intangible assets and stock-based compensation from the ArcSight statement of operations.
For a description of these items, including the reasons why management adjusts for them, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “Use of Non-GAAP Financial Information” as well as the related tables that precede it. ArcSight may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.
ArcSight believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the performance of ArcSight by excluding certain items that may not be indicative of the company’s core business, operating results or future outlook. ArcSight management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing operating results of ArcSight, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the performance of ArcSight to prior periods.
Cautionary Statement Regarding Forward-Looking Statements
This news release contains forward-looking statements, including without limitation those regarding ArcSight’s “Business Outlook” (“Second Quarter Expectations — Ending October 31, 2008” and “Full Year Expectations — Fiscal Year Ending April 30, 2009”); the belief of ArcSight regarding continuing demand for the company’s solutions across multiple verticals, geographies and companies of all sizes and heightened need for IT controls and safeguards to manage compliance risks, avoid fraud, and protect businesses from cyber-attacks in the current business and economic environment; and the belief that the company’s platform, strategic alliances and distribution channel will continue to grow and develop and will fuel the company’s growth as the company extends its market share in the SIEM market. These forward-looking statements are subject to material risks and uncertainties that may cause actual results to differ substantially from expectations. Investors should consider important risk factors, which include: the risk that demand for enterprise risk compliance management solutions may not increase and may decrease; the risk that competitors may be perceived by customers to be better positioned to help handle compliance violations and security threats and protect their businesses from major risk; the risk that the growth of ArcSight may be lower than anticipated; and other risks detailed under the caption “Risk Factors” in the ArcSight Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on July 22, 2008, and the company’s other filings with the SEC. You can obtain copies of the Annual Report on Form 10-K and its other SEC filings on the SEC’s website at www.sec.gov.
The foregoing information represents the company’s outlook only as of the date of this press release, and ArcSight undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, new developments or otherwise.
About ArcSight
ArcSight (NASDAQ: ARST) is a leading global provider of compliance and security management solutions that protect enterprises and government agencies. ArcSight helps customers comply with corporate and regulatory policy, safeguard their assets and processes, and control risk. The ArcSight platform collects and correlates user activity and event data across the enterprise so that businesses can rapidly identify, prioritize and respond to compliance violations, policy breaches, cybersecurity attacks and insider threats. For more information, visit www.arcsight.com. (ARST-IR)
© 2008 ArcSight, Inc. All rights reserved. ArcSight and the ArcSight logo are trademarks of ArcSight, Inc.
Investor Relations Contact:
Robert Dougherty
FD Ashton Partners
415-293-4427
robert.dougherty@fdashtonpartners.com

ARCSIGHT, INC.
Condensed
Consolidated Balance
Sheets
(In thousands)

	As of	As of
	July 31,	April 30,
	2008	2008
	(Unaudited)
Assets
Current assets:

Cash and cash equivalents	$74,172	$71,946
Accounts receivable, net	17,323	26,658
Other prepaid expenses and current assets	5,886	5,565

Total current assets	97,381	104,169

Property and equipment, net	5,479	4,834
Goodwill	5,746	5,746
Acquired intangibles assets, net	1,950	2,161
Other long-term assets	1,422	1,669

Total assets	$111,978	$118,579

Liabilities and stockholders’ equity
Current liabilities:

Accounts payable	$2,548	$3,115
Accrued compensation and benefits	5,591	11,864
Other accrued liabilities	6,435	5,967
Deferred revenues, current	35,613	36,512

Total current liabilities	50,187	57,458

Deferred revenues, non-current	5,152	4,754
Other long-term liabilities	1,643	1,598

Total liabilities	56,982	63,810

Stockholders’ equity:
Common stock	—	—
Additional paid-in capital	103,087	101,574
Deferred stock-based compensation	(9)	(53)
Accumulated other comprehensive loss	(45)	(45)
Accumulated deficit	(48,037)	(46,707)

Total stockholders’ equity	54,996	54,769

Total liabilities and stockholders’ equity	$111,978	$118,579

ARCSIGHT, INC.
Condensed Consolidated Statement of Operations
(On a GAAP basis)
(In thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended
	July 31,	July 31,
	2008	2007
Revenues:
Products	$15,802	$12,205
Maintenance	8,568	5,630
Services	3,293	2,035

Total revenues	27,663	19,870
Cost of revenues:
Products	1,655	684
Maintenance(1)	1,631	1,246
Services(1)	2,043	1,078

Total cost of revenues	5,329	3,008

Gross profit	22,334	16,862
Operating expenses(1):
Research and development	5,315	4,260
Sales and marketing	14,868	11,919
General and administrative	4,349	3,520

Total operating expenses	24,532	19,699

Loss from operations	(2,198)	(2,837)
Interest income	404	148
Other income and (expense), net	(99)	(129)

Loss before provision for (benefit from) income taxes	(1,893)	(2,818)
Provision for (benefit from) income taxes	(563)	118

Net loss	$(1,330)	$(2,936)

Net loss per common share, basic	$(0.04)	$(0.28)

Net loss per common share, diluted	$(0.04)	$(0.28)

Shares used in computing basic net loss per common share	30,992	10,391

Shares used in computing diluted net loss per common share	30,992	10,391

(1) Stock-based compensation expense as included in above Cost of maintenance revenues	46	8
Cost of services revenues	33	8
Research and development	339	157
Sales and marketing	751	461
General and administrative	234	81

ARCSIGHT, INC.
Condensed Consolidated Statement of Operations
(GAAP to Non-GAAP Reconciliation)
(In thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended
	July 31,	July 31,
	2008	2007
GAAP net loss	$(1,330)	$(2,936)
Plus:
a) Stock-based compensation expense	1,403	715
b) Amortization of intangibles	211	143

Non-GAAP net income (loss)	$284	$(2,078)

GAAP net income (loss) per common share, basic	$(0.04)	$(0.28)
Plus:
a) Stock-based compensation expense	0.04	0.07
b) Amortization of intangibles	0.01	0.01

Non-GAAP net income (loss), basic	$0.01	$(0.20)

Non-GAAP net income (loss), diluted	$0.01	$(0.20)

Shares used in computing basic net income (loss) per common share	30,992	10,391

Shares used in computing diluted net income (loss) per common share	33,114	10,391

Use of Non-GAAP Financial Information
In addition to the reasons stated above, which are generally applicable to each of the items ArcSight excludes from its non-GAAP financial measures, ArcSight believes it is appropriate to exclude certain items for the following reasons:
Amortization of Intangibles. When analyzing the operating performance of an acquired entity, ArcSight management focuses on the total return provided by the investment (i.e., operating profit generated from the acquired entity as compared to the purchase price paid) without taking into consideration any allocations made for accounting purposes. Because the purchase price for an acquisition necessarily reflects the accounting value assigned to intangible assets (including acquired in-process technology and goodwill), when analyzing the operating performance of an acquisition in subsequent periods, ArcSight management excludes the GAAP impact of the amortization of acquired intangible assets to its financial results. ArcSight believes that such an approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the accounting amortization expense associated with acquired intangible assets.
In addition, in accordance with GAAP, ArcSight generally recognizes expenses for internally-developed intangible assets as they are incurred until technological feasibility is reached, notwithstanding the potential future benefit such assets may provide. Unlike internally developed intangible assets, however, and also in accordance with GAAP, ArcSight generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally developed intangible assets and acquired intangible assets. Accordingly, ArcSight believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangibles.
Stock-Based Compensation. When evaluating the performance of its consolidated results, ArcSight does not consider stock-based compensation charges. Likewise, the ArcSight management team excludes stock-based compensation expense from its operating plans. In contrast, the ArcSight management team is held accountable for cash-based compensation and such amounts are included in its operating plans. Further, when considering the impact of equity award grants, ArcSight places a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants.
ArcSight believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its business. In addition, given its adoption of SFAS 123R, “Share-Based Payment,” beginning in its fiscal year 2007, ArcSight believes that a non-GAAP financial measure that excludes stock-based compensation will facilitate the comparison of its year-over-year results.